THE COMMERCE FUNDS

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Institutional Shares

Supplement dated January 9, 2014 to the

Statement of Additional Information dated March 1, 2013 (the “SAI”)

Effective immediately, the following is added to the “INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS” section beginning on page 1 of the SAI:

Special Risks of Investing In U.S. Territories, Commonwealths and Possessions

To the extent such obligations are exempt from federal or applicable state income taxes, the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund and the Short-Term Government Fund may also invest a portion of their assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Certain of the municipalities in which the Funds invest, including Puerto Rico, are currently experiencing significant financial difficulties. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which a Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

During the recent recession, Puerto Rico experienced a significant economic downturn. While a few signs of improvement have appeared, any recovery may be slow as Puerto Rico continues to face significant fiscal challenges including substantial underfunding of Puerto Rico’s retirement systems, sizeable debt service obligations and the potentially harmful impact that mandatory reductions in federal spending may have on Puerto Rico. Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly impact Puerto Rico’s finances and, therefore, its municipal securities. Moreover, the level of public debt and increased emigration in Puerto Rico may affect long-term growth prospects and could cause Puerto Rico to experience financial hardship. As a result of these and other factors, Puerto Rico has faced significant budget shortfalls and severe fiscal stress in recent years.

There can be no assurances that Puerto Rico will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as the expiration of the federal payroll tax holiday, increases in taxes on certain high-income individuals, and mandatory cuts to federal spending known as “sequestration,” will not have a materially adverse impact on Puerto Rico’s financial condition. Any deterioration in Puerto Rico’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by Puerto Rico, which could reduce the performance of a Fund.

On December 13, 2012, Moody’s downgraded the general obligation rating of Puerto Rico to Baa3 with a negative outlook. On March 13, 2013, S&P’s downgraded Puerto Rico’s general obligation debt to BBB- with a negative outlook, and Fitch followed with a March 20, 2013 downgrade to BBB- with a negative outlook. These rating agencies have subsequently downgraded other Puerto Rican municipal issuers, including bonds guaranteed by the commonwealth, with the possibility of additional downgrades if negative trends continue. Downgrades could place additional strain on Puerto Rico, which is already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

    This Supplement should be retained with the SAI for future reference.